BLACKROCK FUNDS III

BlackRock Diversified Fixed Income Fund

(the “Fund”)

Supplement dated September 25, 2023 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated September 18, 2023

On September 20, 2023, the Board of Trustees of BlackRock Funds III (the “Trust”) on behalf of the Fund approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Fund Advisors, the Fund’s investment manager (“BFA”), with respect to the Fund. The appointment of BIL as a sub-adviser of the Fund is effective immediately.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Diversified Fixed Income Fund—Investment Manager” and the section of the Prospectuses entitled “Fund Overview—Key Facts About BlackRock Diversified Fixed Income Fund—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BFA” refers also to the Sub-Adviser.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund—Investment Adviser” is deleted in its entirety and replaced with the following:

BFA is located at 400 Howard Street, San Francisco, California 94105. BFA is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock International Limited (the “Sub-Adviser” or “BIL”), a registered investment adviser organized in 1995, is an affiliate of BFA and acts as a sub-adviser for the Fund. As of June 30, 2023, BFA and its affiliates had approximately $9.425 trillion in investment company and other portfolio assets under management.

The eighth paragraph of the section of the Prospectuses entitled “Management of the Fund—Investment Adviser” is deleted in its entirety and replaced with the following:

BFA has entered into a sub-advisory agreement with the Sub-Adviser, with respect to the Fund, under which BFA pays the Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund is available in the Fund’s semi-annual report for the fiscal period ended April 30, 2023. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BFA and BIL with respect to the Fund will be included in the Fund’s annual shareholder report for the fiscal period ending October 31, 2023.

The following is added to the section of the Prospectuses entitled “For More Information—Fund and Service Providers” immediately after “Manager”:

SUB-ADVISER

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

The following is added as a new paragraph following the seventh paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements—Management Agreement”:

BFA entered into a sub-advisory agreement with BlackRock International Limited (“BIL” or the “Sub-Adviser”), pursuant to which BFA pays the Sub-Adviser for providing services to BFA with respect to that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PR2SAI-DFI-0923SUP

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